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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 17, 1999
                                                        -----------------


                                  CMGI, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     0-22846                   04-2921333
      (State or other                (Commission               (IRS Employer
jurisdiction of incorporation)       File Number)            Identification No.)


                   100 Brickstone Square, Andover, MA  01810
             (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code: (978) 684-3600
                                                          --------------

                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Audited financial information of acquired business.  See Exhibit 99.1.
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Audited consolidated balance sheets of Flycast Communications Corporation and subsidiary as of December 31, 1997 and 1998, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1998.

     (b) Pro forma condensed combined financial information of Registrant.  See
         ----------------------------------------------------------------
Exhibit 99.2.

     (c)  Exhibits:
          --------

     99.1 Audited financial statements of Flycast Communications Corporation and subsidiary as of December 31, 1997 and 1998 and for the three years in the period ended December 31, 1998.

           Unaudited financial statements of Flycast Communications Corporation and subsidiary as of September 30, 1999 and for the three and nine months ended September 30, 1998 and 1999.

     99.2 Unaudited pro forma condensed combined financial information of Registrant as of and for the three months ended October 31, 1999 and for the twelve months ended July 31, 1999.

                                       2
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 1999          CMGI, INC.


                                 By: /s/ Andrew J. Hajducky III
                                     ---------------------------------------
                                     Andrew J. Hajducky III
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer
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                                 EXHIBIT INDEX

     99.1 Audited financial statements of Flycast Communications Corporation and subsidiary as of December 31, 1997 and 1998 and for the three years in the period ended December 31, 1998.

           Unaudited financial statements of Flycast Communications Corporation and subsidiary as of September 30, 1999 and for the three and nine months ended September 30, 1998 and 1999.

     99.2 Unaudited pro forma condensed combined financial information of Registrant as of and for the three months ended October 31, 1999 and for the twelve months ended July 31, 1999.